UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	October 22, 2021

Alfi, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40294	30-1107078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

429 Lenox Avenue, Suite 547
Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(305) 395-4520

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALF	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $4.57	ALFIW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 28, 2021, Alfi, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report under Item 5.02, among other things, that the Company’s Board of Directors (the “Board”) elected Peter Bordes to serve as the Company’s interim Chief Executive Officer, and his compensation for serving in such position would be determined at a later date.

On December 28, 2021, the Compensation Committee of the Board approved Mr. Bordes’s compensation for serving as the interim Chief Executive Officer, and the Board ratified such compensation on December 29, 2021. This Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment No. 1”) is being filed by the Company solely to amend the second paragraph under Item 5.02 of the Original Report to include disclosure regarding Mr. Bordes’s compensation and related matters. Pursuant to Rule 12b-15 promulgated under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 contains the complete text of Item 5.02, as so amended.

Except as set forth above, this Amendment No. 1 does not otherwise amend, update, restate or supplement any information in the Original Filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2021, the Board of Directors (the “Board”) of Alfi, Inc. (the “Company”) placed each of Paul Pereira, the Company’s President and Chief Executive Officer, Dennis McIntosh, the Company’s Chief Financial Officer and Treasurer, and Charles Pereira, the Company’s Chief Technology Officer, on paid administrative leave and authorized an independent internal investigation regarding certain corporate transactions and other matters.

On October 22, 2021, the Board elected Peter Bordes, a current member of the Board, to serve as interim Chief Executive Officer. In connection therewith, Mr. Bordes serves as the Company’s principal executive officer. On December 28, 2021, the Compensation Committee of the Board: (i) authorized and approved paying Mr. Bordes cash compensation for his service, and in his capacity, as the interim Chief Executive Officer in the amount of $300,000 per year, effective as of and retroactive to October 22, 2021; and (ii) recommended that the Board authorize and ratify such compensation, which the Board did on December 29, 2021.

Mr. Bordes, age 58, is a lifelong entrepreneur with a 30 plus year career as a founder, CEO, investor and board member in private and public companies focused in media, ad tech, technology, finance and venture investing focused on disruptive innovation. Since March 2012, Mr. Bordes has been a managing partner at Trajectory Capital, investing in disruptive innovation driving global transformation from Seed thru IPO stages. From May 2019 to October 2020, Mr. Bordes was CEO of Kubient (NASDAQ:KBNT), a cloud advertising platform with artificial intelligence ad fraud prevention, that he led from a private company through an IPO, and he currently serves on Kubient’s Board of Directors. Mr. Bordes also serves on the Board of Directors of Beasley Media (NASDAQ: BBGI), chairing its Media Digital Transformation Committee, and on the Board of Directors of MediaJel, fraud.net and Hoo.be and as Vice Chairman of Ocearch. He is a co-founder and serves on the Board of Directors of TruVest and MainBloq. Prior to forming Trajectory Capital, Mr. Bordes was a co-founder and the CEO and Chairman of MediaTrust, an RTB performance marketing ad exchange, which was the ninth fastest growing company in the United States under his leadership. Before founding MediaTrust, Mr. Bordes was a managing partner of Mason Cabot, an early stage tech investment bank. He is a member of the Board of Trustees of the Brooklyn Music School and New England College. Mr. Bordes earned his bachelor’s degree in Communication, Business and Media Studies from New England College. Additional information concerning Mr. Bordes can be found in the Company’s Registration Statement on Form S-1 (No. 333-251959), as amended by Amendment No. 7 thereto filed with the Securities and Exchange Commission on April 26, 2021, under the sections “Management – Directors – Peter Bordes”, “Use of Proceeds” and “Certain Relationships and Related Party Transactions – Bridge Loans”, and such information is incorporated into this Item 5.02 by reference.

On October 22, 2021, the Board elected James Lee, a current member of the Board, to serve as Chairman of the Board, replacing Mr. P. Pereira in such role. Mr. Lee has decades of experience running public and private aerospace companies. He is the founder, President and Chief Executive Officer of Lee Aerospace, Inc., a transparency manufacturer for the aerospace industry since 1987.

On October 27, 2021, the Board appointed David Gardner, the Company’s Vice President of Technology, to serve as the Company’s Chief Technology Officer effective immediately, replacing Mr. C. Pereira in such role. The Board has not determined to make any changes to Mr. Gardner’s compensation at this time. Mr. Gardner, age 47, served as the Company’s Vice President of Technology since October 4, 2021. From April 2019 through September 2021, Mr. Gardner served as a Director-level Architect at Lenovo Group Limited, a multinational technology company specializing in designing, manufacturing and marketing consumer electronics, personal computers, software, business solutions and related services. At Lenovo, Mr. Gardner had global responsibility for Lenovo’s Digital Transformation Office, including leading efforts to design, deploy and modernize global sales and marketing architecture and processes, and he provided architecture oversight with the Enterprise Architecture Team and data system architecture, modeling and governance processes support. From May 2015 to April 2019, Mr. Gardner served as a Senior Director, Client Partner and Global Architect at Sogeti, the Technology and Engineering Services Division of Capgemini. The Sogeti Group is an information technology consulting company specializing in local professional services. At Sogeti, Mr. Gardner oversaw the activities of the digital transformation and software development and cloud practices, handled both technical and business client relationships, and was responsible for building and growing various accounts.

On October 28, 2021, Mr. C. Pereira’s employment with the Company was terminated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALFI, INC.

By:	/s/ Peter Bordes
Peter Bordes
Interim Chief Executive Officer

Date: December 30, 2021